Related Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party Transactions	Related-Party Transactions
The Plan invests in mutual funds managed by Fidelity and allows for investments in shares of the Company's common stock. These transactions with Fidelity and the Company qualify as exempt party-in-interest transactions.

The trustee and recordkeeper provides certain administrative services to the Plan pursuant to trust and recordkeeping agreements with the Company. In the normal course of business, Fidelity receives revenue from certain mutual fund service providers for services Fidelity provides to the funds. This revenue is used to offset certain amounts owed to Fidelity for its administrative services provided to the Plan. If the revenue received by Fidelity from such mutual fund service providers were to exceed the amount owed under the trust agreement, Fidelity would remit the excess to the Plan’s trust and such amounts could be applied to pay plan administrative expenses or allocated to the accounts of participants. During 2025, excess amounts were de minimis. While either the Plan or the Company could make payments to Fidelity for administrative expenses not covered by such revenue, the majority of such expenses were paid by the participants in 2025. For the year ended December 31, 2025, the Plan paid fees to Fidelity who serves as the Plan's recordkeeper. These transactions qualify as exempt party-in-interest transactions.